UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2005

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18872 MacArthur Boulevard Irvine, California	92612-1400
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (949) 225-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1     Transcript of Conference Call by Autobytel Inc., dated June 7, 2005.

The transcript furnished as an exhibit to this report includes “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel’s business contained in the transcript are “forward-looking” rather than “historic.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Autobytel Inc.

Date: June 10, 2005	By:	/s/ Ariel Amir
Ariel Amir
Executive Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of Conference Call by Autobytel Inc., dated June 7, 2005.

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